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                                                                    EXHIBIT 10.1

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                              PETsMART.COM, INC.

                        COMMON STOCK PURCHASE AGREEMENT

                                 May 12, 1999

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                               PETsMART.COM, INC.

                        COMMON STOCK PURCHASE AGREEMENT
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     This COMMON STOCK PURCHASE AGREEMENT (this "Agreement") is made as of
May 12, 1999 (the "Closing Date"), by and between PETsMART.com, Inc., a Delaware corporation (the "Corporation") and idealab! Holdings, L.L.C. (the "Purchaser").

     THE PARTIES HERETO AGREE AS FOLLOWS:

     1.   Common Stock Purchase.
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          1.1  Purchase. Subject to the terms and conditions of this Agreement,
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the Corporation hereby sells to the Purchaser, and the Purchaser hereby purchases from the Corporation 1,276,469 shares of the Corporation's Common Stock, par value $0.001 per share (the "Shares"), at a price of $0.20 per share for an aggregate purchase price of $255,293.80 (the "Purchase Price").

          1.2  Delivery. The Corporation hereby delivers to the Purchaser a
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certificate representing the Shares (issued in such Purchaser's name), and the
Purchaser hereby delivers to the Corporation (a) an executed counterpart of this Agreement, and (b) the Purchase Price of such Shares in the form of (i) a check payable to the Corporation, (ii) a wire transfer or immediately available funds to an account designated by the Corporation, or (iii) any combination of the foregoing.

     2.   Investment Representations.
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     In connection with the acquisition of the Shares, the Purchaser represents to the Corporation the following:

          2.1  Investment. The Purchaser is acquiring the Shares to be issued to
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the Purchaser for investment for the Purchaser's own account and not with the view to, or for resale in connection with, any distribution, assignment or resale within the meaning of the Securities Act of 1933, as amended (the "Securities Act") or the California Corporate Securities Law of 1968, as amended ("the California Securities Law") to others and no other person has a direct or indirect beneficial interest, in whole or in part, in such Shares. The Purchaser understands that the Shares to be issued to the Purchaser have not been and will not be registered under the Securities Act or qualified under the California Securities Law or under the laws of any other state of the United States in reliance upon specific exemptions therefrom which depend upon, among other things, the bona fide nature of the investment intent as expressed herein and in any other representations, warranties or information provided by the Purchaser to the Corporation under this Agreement.

          2.2  Restrictions on Transfer. The Purchaser acknowledges that the
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Shares to be issued to the Purchaser must be held indefinitely unless subsequently registered and qualified under the Securities Act or unless an exemption from registration and qualification is otherwise available. In addition, the Purchaser understands that the certificate representing the Shares will be imprinted with a legend which prohibits the transfer of such Shares unless they are sold in a transaction in
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compliance with the Securities Act or are registered and qualified or such registration and qualification are not required in the opinion of counsel acceptable to the Corporation.

          2.3  No Public Market. The Purchaser understands and acknowledges that
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no public market now exists for any of the securities issued by the Corporation and that there can be no assurance that a public market will ever exist for the Shares.

          2.4  Rule 144. The Purchaser is aware of the provisions of Rule 144,
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promulgated under the Securities Act, which permit limited public resale of
"restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the Shares, the availability of certain current public information about the Corporation, the resale occurring not less than one year after the latter of the date full payment has been made for the securities purchased from the Corporation or an affiliate of the Corporation, the sale being through a "broker's transaction" or in transactions directly with a "market maker" (as such term is defined under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) and the number of securities being sold during any three (3) month period not exceeding specified limitations stated therein; provided, however, if the Purchaser is not an affiliate of the Corporation and the Shares were held more than two (2) years after full payment and acquisition from the Corporation or an affiliate, which ever is later, or if the Shares are sold to the Purchaser pursuant to Rule 701 promulgated under the Securities Act and the Corporation has been subject to reporting requirements of the Exchange Act, as amended, for ninety (90) days, then certain of the foregoing conditions under Rule 144 may not be applicable.

          2.5  Exemption from Registration. The Purchaser further
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acknowledges that, in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, although Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and other than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk and that therefore there is no assurance that any exemption from registration under the Securities Act will be available, or, if available, will allow him to dispose of, or otherwise transfer, all or any portion of the Shares.

          2.6  Relationship to the Corporation; Experience. The Purchaser
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either has a preexisting business or personal relationship with the Corporation or any of its officers, directors or controlling persons or, by reason of the Purchaser's business or financial experience or the business or financial experience of the Purchaser's personal representative(s), if any, who are unaffiliated with and who are not compensated by the Corporation or any affiliate or selling agent, directly or indirectly, has the capacity to protect the Purchaser's own interests in connection with the Purchaser's acquisition of the Shares to be issued to the Purchaser hereunder. The Purchaser and/or the Purchaser's personal representative(s) have such knowledge and experience in financial, tax and business matters to enable the Purchaser and/or them to utilize the information made available to the Purchaser and/or them in connection with the acquisition of the Shares to evaluate the merits and risks of the prospective investment and to make an informed investment decision with respect
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thereto. The Purchaser is experienced in evaluating and investing in high risk, high technology companies such as the Corporation.

          2.7  Offer and Sale. The Purchaser understands that the offer and sale
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of the Shares have not been registered under the Securities Act in reliance upon exemption therefrom. The Purchaser was not offered or sold the Shares, directly or indirectly, by means of any form of general solicitation or general advertisement, including the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; or (ii) any seminar or meeting whose attendees had been invited by general solicitation or general advertising.

          2.8  Access to Data. The Purchaser acknowledges that during the course
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of this transaction and before deciding to acquire the Shares, the Purchaser has been provided with financial and other written information about the Corporation. The Purchaser has been given the opportunity by the Corporation to obtain any information and ask questions concerning the Corporation, the Shares, and the Purchaser's investment that the Purchaser felt necessary; and to the extent the Purchaser availed himself of that opportunity, the Purchaser has received satisfactory information and answers.

          2.9  Risks. The Purchaser acknowledges and understands that (i)
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an investment in the Corporation constitutes a high risk, (ii) the Shares are highly speculative, and (iii) there can be no assurance as to what investment return, if any, there may be. The Purchaser is aware that the Corporation may issue additional securities in the future which could result in the dilution of the Purchaser's ownership interest in the Corporation.

          2.10 Valid Agreement. This Agreement when executed and delivered by
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the Purchaser shall constitute a valid and legally binding obligation of the
Purchaser which is enforceable in accordance with its terms.

     3.   Securities Compliance.
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          3.1  Legends. The certificate or certificates representing the Shares
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shall bear legends in substantially the following form (in addition to any other legend imposed by applicable blue sky laws):

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED
          UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT").
          SUCH SECURITIES MAY NOT BE TRANSFERRED UNLESS A REGISTRATION
          STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR
          IN THE OPINION OF COUNSEL FOR THE CORPORATION, SUCH TRANSFER
          MAY BE MADE PURSUANT TO RULE 144 OR REGISTRATION UNDER THE
          ACT IS OTHERWISE UNNECESSARY IN ORDER FOR SUCH TRANSFER TO
          COMPLY WITH THE ACT.
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          3.2  No Qualification.
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               THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS
AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA CORPORATIONS COMMISSIONER, IS SUBJECT TO SUCH QUALIFICATION OR AN EXEMPTION BEING AVAILABLE, AND THE ISSUANCE OF SUCH SECURITIES, OR THE RECEIPT OF ANY PART OF THE CONSIDERATION PRIOR TO SUCH QUALIFICATION IS UNLAWFUL. THE RIGHTS OF THE PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

          3.3  Transfers. All transfers of Shares or any interest in any such
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Shares shall be made in strict compliance with applicable state and federal securities laws.

     4.   Market Stand-off Agreement.
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     In connection with the initial public offering of the Corporation's securities in connection with a registration statement filed under the Securities Act, the Purchaser hereby agrees, if so requested by the managing underwriters of such offering, that, without the prior written consent of such managing underwriters, the Purchaser will not offer, sell, contract to sell, grant any option to purchase, make any short sale or otherwise dispose of any capital stock of the Corporation held or beneficially owned by the Purchaser (other than those included in any such registration) without the prior written consent of such managing underwriters for a period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the managing underwriters, provided that the officers and directors who own stock of the Corporation and all 1% stockholders of the Corporation also agree to such restrictions.

     5.   Miscellaneous.
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          5.1  Amendment. This Agreement may only be amended by written
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agreement between the Corporation and the Purchaser.

          5.2  Notices. Any notice, demand, request or other communications
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hereunder shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or upon deposit in the U.S. mail, as certified, registered or first class mail, with postage prepaid, and addressed as follows: if to the Corporation, at its principal place of business; and if to the Purchaser, at the address as shown on Exhibit A. The address to which notice is
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to be given hereunder may be changed from time to time by the parties entitled to notice by notice given to the other party as provided herein.

          5.3  Successors and Assigns. The rights and benefits of this Agreement
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shall inure to the benefit of, and be enforceable by, the Corporation's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Corporation.

          5.4  Further Actions. Both parties agree to execute any additional
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documents and take such further action as may be reasonably necessary to carry out the purposes of this Agreement.
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          5.5  Injunctive Relief. The Purchaser agrees that the Corporation
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and/or other stockholders of the Corporation shall be entitled to a decree of specific performance of the terms hereof or an injunction restraining violations of this Agreement, such right to be in addition to any of the remedies of the Corporation. No remedy provided herein is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity.

          5.6  Governing  Law. This Agreement  shall be governed by and
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construed in accordance  with the laws of the State of California.

          5.7  Severability. If any provision of this Agreement is held by a
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court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes, tenor and effect of this Agreement.

          5.8  Expenses. Each party hereto shall pay its own expenses incurred
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(including, without limitation, the fees of counsel) on his behalf in connection with this Agreement or any transactions contemplated by this Agreement.

          5.9  Entire Agreement. This Agreement embodies the entire agreement
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and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior and contemporaneous written or oral communications or agreements between the Corporation and the Purchaser regarding the subject matter hereof and no amendment or addition hereto shall be deemed effective unless agreed to in writing by the parties hereto.

          5.10 Waivers. No waiver of any provision of this Agreement or any
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rights or obligations of any party hereunder shall be effective, except pursuant to a written instrument signed by the party or parties waiving compliance, and any such waiver shall be effective only in the specific instance and for the specific purpose stated in such writing.

          5.11 Counterparts. This Agreement may be executed in one or more
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counterparts each of which shall be an original and all of which together shall constitute one and the same instrument.

          5.12 Attorneys' Fees. If any legal action or any arbitration or other
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proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provision of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

                  [Remainder of Page Intentionally Left Blank]
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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PURCHASER:                                      CORPORATION:

IDEALAB! HOLDINGS, L.L.C.                       PETsMART.COM, INC.

/s/ Marcia Goodstein                            /s/ Tom McGovern
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Marcia Goodstein, Secretary                     Tom McGovern, President